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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              September 11, 2000
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

             Delaware                      000-27855              91-1901482
   ----------------------------      --------------------    -------------------
   (State or Other Jurisdiction      (Commission File No.)      (IRS Employer
        of Incorporation)                                    Identification No.)

                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
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         (Address of principal executive offices, including Zip Code)

                                (425) 482-7000
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             (Registrant's telephone number, including area code)
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Item 2.  Other Events

     On September 11, 2000, Datacritical.com Inc. acquired all rights to own and operate the business of Paceart Associates, L.P., a New Jersey limited partnership ("Paceart"), pursuant to a Limited Partnership Interest and Stock Purchase Agreement, dated as of August 31, 2000 (the "Purchase Agreement") among Data Critical Corporation ("Data Critical"), Datacritical.com Inc., a wholly-owned subsidiary of Data Critical ("Datacritical.com"), Paceart, the limited partners of Paceart (the "Limited Partners"), Paceart G.P., Inc., a New Jersey corporation and the general partner of Paceart ("Paceart GP"), the stockholders of Paceart GP (the "Stockholders"), and Dr. Michael N. Bergelson, as agent for the Limited Partners and the Stockholders (the "Sellers' Agent"). By the terms of the Purchase Agreement, Datacritical.com irrevocably purchased all rights to own and operate the business of Paceart.

     Under the terms of the Purchase Agreement, the Limited Partners and the Stockholders were paid an aggregate cash purchase price of $6,162,000 in exchange for their limited partnership interests in the Limited Partnership and shares of common stock of Paceart GP, respectively. The Stockholders also were issued 300,000 unregistered shares of Data Critical common stock. As described below, a portion of the cash consideration payable to the Limited Partners and the shares issuable to the Stockholders were withheld and placed in an escrow account for the next 18 months.

     In addition, if, and only to the extent that, the division or subsidiary of Data Critical or Datacritical.com comprised of the operations of the former Paceart after the acquisition achieves sales revenues of more than $5,000,000 during the fiscal year ending December 31, 2001, Data Critical will pay an additional $400,000 in cash to the Limited Partners and the Stockholders.

     In connection with the acquisition, Data Critical entered into an employment agreement with the founder and president of Paceart, Dr. Michael N. Bergelson, pursuant to which Data Critical granted Dr. Bergelson options to purchase 100,000 shares of Data Critical common stock at an exercise price of $8.781 per share. Dr. Bergelson's options will vest monthly for the next three years. Data Critical also entered into transition agreements with two officers of Paceart GP, pursuant to which Data Critical made a cash payment of $50,000 to one consultant and granted each consultant fully-vested, nonqualified options to purchase 10,000 shares of Data Critical common stock at an exercise price of $8.781 per share in exchange for the provision of certain consulting services to Data Critical and Datacritical.com for a period of three months after closing of the acquisition. In addition, Data Critical agreed to grant options under its 1999 Stock Option Plan to purchase an aggregate of 112,500 shares at an exercise price of $8.781 per share to employees of Paceart who are continuing their employment with Data Critical.

     A portion of the initial purchase price will be held in escrow for a period of 18 months after closing to protect Data Critical and Datacritical.com from losses, costs,

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damages, claims and expenses ("Losses") resulting from any breaches by Paceart,
                               ------
Paceart GP, the Stockholders or the Limited Partners of their respective representations and warranties in the Purchase Agreement. The amount of the escrow comprises $382,500 of cash held back from the Limited Partners' consideration and 75,000 shares of Data Critical common stock held back from the initial consideration to be paid to the Stockholders.

     In connection with the consummation of the Purchase Agreement and the grant of the stock options to Dr. Bergelson and the former Paceart GP officers described above, Data Critical granted the Stockholders, pursuant to a Registration Rights Agreement dated as of August 31, 2000, certain Form S-3 and piggyback registration rights in respect of the Data Critical common stock issued to the Stockholders pursuant to the Purchase Agreement and the shares of Data Critical common stock to be issued upon exercise of such options.

     Data Critical issued the shares of Data Critical common stock to the Stockholders pursuant to the exemptions from the registration requirements of the Securities Act of 1933 provided by Section 4(2) and Regulation D of the Securities Act.

     On September 11, 2000, Data Critical issued a press release announcing that Data Critical had signed an agreement to purchase the business of Paceart. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this report by reference.

     The Purchase Agreement, the Registration Rights Agreement and the employment agreement with Dr. Bergelson are filed as exhibits and are incorporated into this report by reference. The summary of the provisions of those agreements contained herein is not complete, and you should refer to the exhibits for a copy of the actual agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Information: Financial information shall be filed by amendment no later than 60 days after the effective filing date of this Form 8-K.

     (b) Pro Forma Financial Information: Pro forma financial information shall be filed by amendment no later than 60 days after the effective filing date of this Form 8-K.

     (c)  Exhibits

            2.1 Limited Partnership Interest and Stock Purchase Agreement, dated as of August 31, 2000 among Data Critical Corporation, Datacritical.com Inc., Paceart Associates, L.P., the limited partners of Paceart Associates, L.P., Paceart G.P., Inc., the stockholders of Paceart G.P., Inc., and Dr. Michael N. Bergelson, as Sellers' Agent

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            4.1          Registration Rights Agreement, dated as of August 31,
                         2000 among Data Critical Corporation, Dr. Michael N. Bergelson, Richard W. Schurig, Richard Puzo, Wayne Casebolt, Eric Reidman and Anthony Marchesini

           10.1 Employment Agreement, dated as of August 31, 2000 by and between Data Critical Corporation and Dr. Michael
                         N. Bergelson

           99.1          Press Release dated September 11, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DATA CRITICAL CORPORATION

Dated:  September 21, 2000         By /s/ Michael E. Singer
                                     ------------------------------

                                   Michael E. Singer
                                   Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

     2.1 Limited Partnership Interest and Stock Purchase Agreement, dated as of August 31, 2000 among Data Critical Corporation, Datacritical.com Inc., Paceart Associates, L.P., the limited partners of Paceart Associates, L.P., Paceart G.P., Inc., the stockholders of Paceart G.P., Inc., and Dr. Michael
                   N. Bergelson, as Sellers' Agent

     4.1 Registration Rights Agreement, dated as of August 31, 2000 among Data Critical Corporation, Dr. Michael N. Bergelson, Richard W. Schurig, Richard Puzo, Wayne Casebolt, Eric Reidman and Anthony Marchesini

    10.1 Employment Agreement, dated as of August 31, 2000 by and between Data Critical Corporation and Dr.
                   Michael N. Bergelson

    99.1           Press Release dated September 11, 2000.

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